The Glenmede Fund, Inc.

The Glenmede Portfolios

Supplement dated December 29, 2014 to the

Statement of Additional Information dated February 28, 2014

Effective December 29, 2014, Glenmede Investment Management LP, the investment advisor to the International Portfolio, will directly manage the Portfolio and therefore Philadelphia International Advisors LP (“Philadelphia International”) will no longer serve as sub-advisor to the Portfolio. Accordingly, all references to Philadelphia International as sub-advisor to the International Portfolio are hereby deleted.

The subsection entitled “International Portfolio” under the section “Investment Strategies” on page 5 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

International Portfolio

From time to time, the International Portfolio’s advisor may revise its equity computer model programs to try to maintain or enhance the Portfolio’s performance.

The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit (“ECU”).

The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

In the sub-section entitled “Portfolio Managers” of “Investment Advisory and Other Services” on pages 47-48 of the Statement of Additional Information, the information in the table setting forth the dollar range of equity securities beneficially owned by each portfolio manager of the International Portfolio is deleted and replaced with the following:

Portfolio/ Portfolio Manager	Dollar Range of Shares Beneficially Owned
International Portfolio
Vladimir de Vassal*, CFA	None
Paul T. Sullivan*, CFA	None
Alexander R. Atanasiu*, CFA	$1-$10,000

*	The dollar range of equity securities beneficially owned by this Portfolio Manager in the Portfolio that he manages is as of December 29, 2014.